This Exhibit contains information of a confidential nature that has been omitted and filed separately with the commission. The omitted information is designated within this Exhibit by use of capital X's, such as $(XXX), X%, or XXXXX.




                                  EXHIBIT 10.03

                          PURCHASE AND PRICE AGREEMENT

         THIS AGREEMENT is entered into by and between MEDgenesis Inc. ("Seller"), having its principal place of business at 5182 W. 76th Street, Edina, Minnesota 55439 and Home Service Medical & Pharmacy, Inc. ("Buyer"), whose mailing address is 10900 Red Circle Drive, Minnetonka, Minnesota 55343.

         This Agreement sets forth the terms and conditions for the sale of the products set forth in the attached price list by Seller and the purchase of the Products by Buyer.

         1. Exclusive Purchase Terms. During the term of this Agreement, Buyer agrees to use Seller as a source of Seller-branded blood glucose meters, urine strips, infusion sets, and lancets according to the terms of this Agreement. Buyer shall purchase such quantities of the Products as it desires by issuing individual purchase orders to Seller as authorization to ship Products.

         To continue receiving the pricing provided in this Agreement, Buyer must continue to purchase a minimum of $300,000 of MEDgenesis proprietary products annually beginning with the effective date of this Agreement. Buyer's purchase orders shall specify the products ordered, the quantity, purchase price, destination and method of shipment, in accordance with the terms of this Agreement.

         Purchase orders are subject to written acceptance by the Seller according to the terms of this Agreement. No term or condition stated in the purchase order shall add to, modify or otherwise alter the terms and conditions of this Agreement. Buyer's shall resell the Products direct to individual consumers only.

         2. Payment Terms Payment terms for all Products ordered under this Agreement shall be 2% 20 / Net 30 days. Buyer shall pay all invoices within 30 days of invoice date. Without affecting any other Seller remedy, Seller may apply a late charge of one and one-half percent per month (or the maximum amount allowed by law, if less), commencing on the date due of any past due invoice and until paid in full.

         3. Shipping Terms. All orders greater than $2500.00 shall be FOB Destination to the Buyer's distribution centers in the continental United States. Buyer shall not require the Seller to engage in any drop shipments of the Products. Shipments shall be made by regular courier unless Buyer, in writing, so requests special delivery in which case Buyer shall be responsible for the costs of such special delivery.

         4. Term of Agreement. This Agreement shall commence on the effective date of the MEDgenesis spin-off from Chronimed Inc. and continue for a period of three years thereafter, unless sooner terminated in accordance with the terms hereof or by the mutual written consent of the parties (the "Term").

         5. Product Delivery. Seller agrees to deliver the Products specified in Buyer's purchase orders to Buyer's distribution centers within seven (7) working days after receipt of the purchase order.

         6. Pricing. During the term of this Agreement, the Products shall be sold to Buyer at the prices listed on the attachment hereto, subject to Buyer meeting the minimum purchase requirements listed in Paragraph 1 above. Seller's invoice to Buyer shall accurately list prices for such order in accordance with the terms of this Agreement.

         7. Seller's Representations. During the Term of this Agreement, Seller agrees to:

         (a) provide and maintain a toll free customer and technical service telephone number, and

         (b) provide Buyer with product information for marketing purposes and product samples for evaluation purposes in reasonable quantities at no charge to Buyer.


         8. Buyer's Representations. During the Term of this Agreement, Buyer agrees to:

         (a)      provide monthly sales tracing reports for all customer sales,

         (b) promote MEDgenesis proprietary products in product catalogs, internal promotions and training meetings, and

         (c) not re-label, modify, combine or in any other manner tamper with any of the Products without the express written consent of Seller.

         9. Product Quality and Warranties. Seller warrants that it has good title to the Products sold to Buyer and the Products are free and clear from all liens and encumbrances. No substitution of Products may be made by Seller without the express written consent of Buyer. Seller warrants that the Products are free from defects in material and workmanship at the time of shipment from Seller's facility. Seller further warrants that the Products will, as of the date of shipment by Seller, be properly manufactured, processed, blended, branded and labeled within the meaning of the federal Food, Drug and Cosmetic Act, and therefore may be introduced into interstate commerce. Seller's obligations under this limited warranty are limited to replacement of the Product. Buyer must notify Seller within 30 days of physical receipt of the Product of nonconformance with this limited warranty. As an alternative to replacement, Seller may, in its sole discretion, refund the invoice cost of the returned Product.

         THE FOREGOING SHALL BE THE SOLE AND EXCLUSIVE REMEDY WHETHER IN CONTRACT, TORT OR OTHERWISE. THERE ARE NO

WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT AS SPECIFICALLY SET FORTH HEREIN.

         10. Purchase Commitments. Buyer reserves the right to increase, decrease or maintain its purchase levels of the Products as needed. As specified in Paragraph 1 hereof, if Buyer does not meet the $300,000 per annum, Seller has the right to renegotiate the pricing levels.

         11. Return of Goods. The Buyer may, in its sole discretion, return any Products to Seller. If the Product returned is undamaged, in its original unopened container and has more than nine months of shelf life remaining when received by Seller, Seller will refund 100 % of the purchase price of the Product, less actual shipping costs and a standard restocking fee, to Buyer. If the Product returned has less than nine months of shelf life remaining, no refund will be given to Buyer.

         12. Confidentiality. Seller and Buyer may exchange information in the performance of this Agreement which is confidential or proprietary to the disclosing party. Seller and Buyer agree that each will maintain as confidential the disclosed confidential or proprietary in formation of the other. This pledge of confidentiality will survive the termination of this Agreement for any reason. Upon termination of this Agreement, each party will promptly return to the other all original or duplicate sets of disclosed confidential or proprietary information.

         13. Insurance. During the term of this Agreement, Seller shall, at its own expense, maintain comprehensive general liability insurance in the minimum amount of $1,000,000 per occurrence for bodily injury and property damage. Upon Buyer's request Seller shall furnish to Buyer a certificate of insurance evidencing such coverage.

         14. Indemnity. Seller shall indemnify and hold harmless Buyer, its successors, assigns, directors, officers, agents, employees, parent and affiliate corporations and their directors, officers, agents and employees, from and against any and all losses, damages or expenses, including court costs and reasonable attorneys' fees, resulting from or arising out of any breach of representation, warranty, covenant or obligation of Seller contained in this Agreement. Buyer shall indemnify and hold harmless Seller, its successors, assigns, directors, officers, agents and employees, from and against any and all losses, damages or expenses, including court costs and reasonable attorneys' fees, resulting from or arising out of any breach of representation, warranty, covenant or obligation of Buyer contained in this Agreement. In the event that any demand or claim is made or suit is commenced against an indemnified party, the indemnified party shall give prompt written notice to the indemnifying party and the indemnifying party shall have the right to compromise such claim to the extent of its own interest and shall undertake the defense of any such suit. If any loss, damage, death or injury ("Damages") is caused by the negligence, act, omission or willful misconduct of both Buyer and Seller, the apportionment of the Damages shall be shared by the parties based upon the comparative degree of each party's fault.

         15. Termination. Either party may terminate this Agreement immediately and cancel any purchase orders hereunder if the other party breaches any term of this Agreement and such breach is not remedied within sixty (60) days after written notice thereof has been given to the breaching party. Furthermore, Seller may terminate this Agreement immediately upon notice to Buyer if Buyer does not meet minimum annual requirements. Upon termination of this Agreement in accordance with its terms, the rights of each party hereunder shall terminate. Any such termination, however, shall not release Seller or Buyer from obligations arising under this Agreement prior to the effective date of termination.

         16. Limitation of Liability. Neither Buyer nor Seller shall be liable to the other for any indirect, incidental, special or consequential damages, including, but not limited to, loss of profits or revenue, loss of use of any Products purchased hereunder, or cost of substituted product which arise out of the performance of or the failure to perform any obligation contained within this Agreement, including negligence in the course of such performance or failure to perform.

         17. Force Majeure. Neither party hereto shall be considered in default in performance of its obligations hereunder if performance of such obligations is prevented or delayed by acts of God or government, labor disputes, failure or delay of transportation, or by vendors or subcontractors, or any other similar cause or causes beyond its reasonable control. Time of performance of either party's obligations hereunder shall be extended by the time period reasonably necessary to overcome the effects of such force majeure occurrences.

         18. Entire Agreement. This Agreement sets forth the entire and only agreement between Buyer and Seller concerning the subject matter hereof. No provision of this Agreement can be modified or amended except by an explicit written amendment signed by both Buyer and Seller.

         19. Taxes. The charges for the products set forth in the attached pricing do not include taxes. Buyer agrees to pay any tax for which it is responsible hereunder, which may be levied on or assessed against Buyer directly, and, if any such tax is paid by Seller, to reimburse Seller therefor upon receipt by Buyer of proof or payment acceptable to Buyer. If Seller is required to pay sales or use taxes imposed with respect to this Agreement, Seller shall collect such taxes from Buyer and remit to the proper taxing authority and shall include a separate line item for said sales and use tax on the invoice to Buyer. Any other taxes imposed with respect to this Agreement shall be the responsibility of Seller.

         20. Prior Agreements. This Agreement supersedes any and all other or prior agreements between Seller and Buyer regarding the subject matter hereof. Any prior agreement between Seller and Buyer regarding the subject matter hereof, oral or written, is void and unenforceable as of the effective date of this Agreement.

         21. Amendments. Neither this Agreement, nor any Exhibit hereto, may be amended or modified without the express written consent of Seller and Buyer.

         22. Assignment. Neither party shall assign this Agreement in whole or in part without the prior written consent of the other party; provided, however, that either party may assign this Agreement and its rights and obligations thereunder, without prior written consent of the other party, to any successor corporation resulting from a merger or consolidation of such party. Subject to the foregoing, all the terms, conditions, covenants and agreements contained herein shall inure to the benefit of, and be binding upon, any such successor corporation and any permitted assignees of the respective parties hereto. It is further understood and agreed that consent by either party to such assignment in one instance shall not constitute consent by that party to any other assignment.

         23. Notices. Any notices or other communications required or permitted to be given or delivered under this Agreement, with the exception of invoices, shall be in writing (unless otherwise specifically provided herein), signed by or on behalf of the party giving such Notice and shall be hand-delivered or sent, postage prepaid, by Federal Express or similar overnight delivery, or by registered or certified mail, return receipt requested, addressed as follows:


                  If to Seller:
                  MEDgenesis Inc.
                  5182 W. 76th Street
                  Edina, MN 55439
                  Attn: President



                  If to Buyer:
                  Home Service Medical
                  10900 Red Circle Drive
                  Minnetonka, MN 55343
                  Attn: Divisional Vice President

         Either party may change its address set forth in this Section by giving notice to the other party in accordance with this Section. Notice shall be effective upon hand delivery or, if by registered or certified mail or Federal Express or similar overnight delivery, the date of receipt of rejection evidenced on the return receipt or, if no return receipt, three (3) business days from posting.

         24. Exhibits. The Exhibits attached hereto are a part of this Agreement and their terms shall supersede those of other parts of this Agreement in the event of a conflict.

         25. Governing Law; Venue. This Agreement shall be construed and all the rights, powers and liabilities of the parties hereunder shall be determined in accordance with the laws of the State of Minnesota. Jurisdiction of any suit instituted to enforce any provision of this Agreement shall be brought in Minnesota.


THIS AGREEMENT is agreed to and accepted by:


SELLER:                              BUYER:

MEDgenesis Inc.                      Home Service Medical & Pharmacy, Inc.


_______________________________      _______________________________
By:                                  By:    Bill Ciora
Its:                                 Its:   Divisional Vice President

Date: ______________________         Date: ______________________

                         PROPRIETARY PRODUCTS PRICE LIST


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   HSM ITEM #          NDC #         PL                                     DESCRIPTION            AWP               TRANSFER COST
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CHMD REAGENT STRIPS FOR URINALYSIS
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     D11000        08317 1100 00     20                          DIASCREEN 10-WAY 100'S             $-                      $(XXX)
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     D11100        08317 1110 00     20                                    DIASCREEN 1G          $6.88                      $(XXX)
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     D11200        08317 1120 00     20                        DIASCREEN 2-WAY GP 100'S         $15.50                      $(XXX)
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     D11300        08317 1130 00     20                           DIASCREEN 3-WAY 100'S         $26.69                      $(XXX)
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     D11400        08317 1140 00     20                        DIASCREEN 4-WAY PH 100'S         $20.44                      $(XXX)
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     D11500        08317 1150 00     20                           DIASCREEN 5-WAY 100'S         $24.06                      $(XXX)
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     D11600        08317 1160 00     20                           DIASCREEN 6-WAY 100'S         $31.94                      $(XXX)
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     D11700        08317 1170 00     20                           DIASCREEN 7-WAY 100'S         $33.06                      $(XXX)
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     D11800        08317 1180 00     20                           DIASCREEN 8-WAY 100'S             $-                      $(XXX)
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     D11900        08317 1190 00     20                           DIASCREEN 9-WAY 100'S             $-                      $(XXX)
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     D12100        08317 1210 00     20                              DIASCREEN 1K 100'S          $9.94                      $(XXX)
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     D12150        08317 1215 50     20                                DIASCREEN 1K 50S          $7.75                      $(XXX)
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     D12200        08317 1220 00     20                                   DIASCREEN 2GK         $12.44                      $(XXX)
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     D12400        08317 1240 00     20                        DIASCREEN 4-WAY NL 100'S         $19.56                      $(XXX)
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     D13400        08317 1340 00     20                        DIASCREEN 4-WAY BL 100'S             $-                      $(XXX)
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     D76004        08317 7600 04                         DIASCREEN LIQUID URIN CONTROLS        ?                            $(XXX)
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CHMD BLOOD GLUCOSE METERS, STRIPS & ACCESSORIES
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     660001        08317 6601 01     15                         SELECT GT METER (MG/DL)         $31.25                      $(XXX)
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     660005        08317 6605 01     3                SELECT GT NORMAL CONTROL SOLUTION          $5.30                      $(XXX)
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     660006        08317 6606 02     3           SELECT GT NORMAL/HIGH CONTROL SOLUTION          $6.00                      $(XXX)
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     660008        08317 6608 02     3                     SELECT GT CONFIDENCE PADDLES          $6.25                      $(XXX)
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     660025        08317 6625 25     19                      SELECT GT TEST STRIPS 25'S         $17.94                      $(XXX)
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     660050        08317 6650 50     19                           SELECT GT STRIPS 50'S         $33.69                      $(XXX)
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     660100        08317 6000 00     19                          SELECT GT STRIPS 100'S         $60.25                      $(XXX)
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     661001        08317 6600 00     15                        SELECT GT METER (MMOL/L)         $43.75                      $(XXX)
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     661100        08317 6610 01     15                              SELECT GT TEST KIT         $43.75                      $(XXX)
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     770001        08317 7701 01     15                      ASSURE BLOOD GLUCOSE METER         $43.75                      $(XXX)
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     770005        08317 7705 02     3                          ASSURE CONTROL SOLUTION         $10.00                      $(XXX)
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     770008        08317 7708 01     3                    ASSURE CHECK STRIP 1 QUANTITY          $6.25                      $(XXX)
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     770050        08317 7750 50     19                       ASSURE TEST STRIPS - 50'S         $35.38                      $(XXX)
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     770100        08317 7700 00     19                      ASSURE TEST STRIPS - 100'S         $56.15                      $(XXX)
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     770025        08317 7725 25     19                       ASSURE TEST STRIPS (25'S)         $19.06                      $(XXX)
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     771001        08317 7701 02     15                           ASSURE METER (MMOL/L)             $-                      $(XXX)
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     771002        08317 7711 02     15                       ASSURE METER KIT (MMOL/L)             $-                      $(XXX)
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     771100        08317 7711 01     15                  ASSURE BLOOD GLUCOSE METER KIT         $56.25                      $(XXX)
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     880050        08317 8850 50     19                        SUPREME TEST STRIPS 50'S         $35.38                      $(XXX)
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     882001        08317 8820 01     15                SUPREME II BLOOD GLUCOSE MONITOR         $62.50                      $(XXX)
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     882005        88317 8825 01     3             SUPREME II HIGH/LOW CONTROL SOLUTION         $10.00                      $(XXX)
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     882008        08317 8828 01     3                    SUPREME II CONFIDENCE PADDLES          $3.13                      $(XXX)
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CHMD LANCING DEVICES AND LANCETS
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     660010        08317 6600 01     13                      SELECT-LITE LANCING DEVICE         $10.56                      $(XXX)
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     660012        08317 6612 01     13                      SELECT-LITE LANCING DEVICE         $11.31                      $(XXX)
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     880100        08317 8801 00     14                       TECHLITE 100'S - 21 GAUGE          $3.75                      $(XXX)
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     880123        08317 8801 23     14                       TECHLITE 100'S - 23 GAUGE             $-                      $(XXX)
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     880125        08317 8801 25     14                       TECHLITE 100'S - 25 GAUGE          $3.75                      $(XXX)
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     880126        08317 8801 26     14                       TECHLITE 100'S - 26 GAUGE             $-                      $(XXX)
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     880128        08317 8801 28     14                       TECHLITE 100'S - 28 GAUGE             $-                      $(XXX)
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     880200        08317 8802 00     14                       TECHLITE 200'S - 25 GAUGE          $7.19                      $(XXX)
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     880223        08317 8802 23     14                       TECHLITE 200'S - 23 GAUGE             $-                      $(XXX)
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     880225        08317 8802 25     14                       TECHLITE 200'S - 25 GAUGE          $7.19                      $(XXX)
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     880226        08317 8802 26     14                       TECHLITE 200'S - 26 GAUGE             $-                      $(XXX)
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     880228        08317 8802 28     14                       TECHLITE 200'S - 28 GAUGE             $-                      $(XXX)
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     990300        08317 0150 01     14                        HAEMOLANCE LANCETS 150'S         $34.40                      $(XXX)
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     990350        08317 0350 50     14                         HAEMOLANCE LANCETS 50'S         $13.33                      $(XXX)
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     990500        08317 9500 00     14               HAEMOLANCE LOW FLOW LANCETS 150'S         $34.38                      $(XXX)
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     990550        08317 9550 00     14                HAEMOLANCE LOW FLOW LANCETS 50'S         $12.50                      $(XXX)
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CHMD INSULIN PUMP INFUSION SETS
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     999000        08317 9000 10     22             PURELINE COMFORT STANDARD 43" (5+5)         $91.88                      $(XXX)
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     999001        08317 9001 10     22             PURELINE COMFORT STANDARD 23" (5+5)         $91.88                      $(XXX)
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     999002        08317 9002 25     22          PURELINE BASIC WITH BUTTERFLY 43" (25)        $140.00                      $(XXX)
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     999003        08317 9003 25     22          PURELINE BASIC WITH BUTTERFLY 23" (25)        $140.00                      $(XXX)
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     999004        08317 9004 25     22       PURELINE BASIC WITHOUT BUTTERFLY 43" (25)        $128.75                      $(XXX)
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     999005        08317 9005 25     22       PURELINE BASIC WITHOUT BUTTERFLY 23" (25)        $128.75                      $(XXX)
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     999006        08317 9006 15     22                 PURELINE CONTACT 10 MM 43" (15)         $96.25                      $(XXX)
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     999007        08317 9007 15     22                 PURELINE CONTACT 10 MM 23" (15)         $96.25                      $(XXX)
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     999008        08317 9008 10     22              PURELINE COMFORT HOSPITAL 43" (10)        $121.25                      $(XXX)
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     999009        08317 9009 10     22              PURELINE COMFORT HOSPITAL 23" (10)        $121.25                      $(XXX)
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     999012        08317 9012 15     22                  PURELINE CONTACT 8 MM 23" (15)         $96.25                      $(XXX)
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CHMD LAZETTE PRODUCTS
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     440001        08317 4401 00                           Lasette Laser Lancing Device      $2,000.00                      $(XXX)
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     440002        08317 4402 00                                   Lasette Battery Pack         $23.45                      $(XXX)
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     440003        08317 4403 00                                   Lasette Wall Charger         $18.70                      $(XXX)
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     440004        08317 4404 00                                      Lasette Power Key         $15.65                      $(XXX)
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     440050        08317 4400 50                               Lasette Lens Covers 50's          $8.70                      $(XXX)
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     440150        8317 4150 00                               Lasette Lens Covers 150's         $22.50                      $(XXX)
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     441050        08317 4450 00                   Lasette Lens Covers Case of 80 boxes        $696.00                      $(XXX)
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     441150        08317 4115 00                   Lasette Lens Covers case of 30 boxes        $675.00                      $(XXX)
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CHMD MISCELLANEOUS
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     555000        08317-5550-00                                    SampleMate - 5 pack          $2.50                      $(XXX)
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     555003              -                                          SampleMate - 3 pack             $-                      $(XXX)
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     990010        08371 9900 02                                     Insuflon - 10 sets         $50.00                      $(XXX)
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